SERVICING AGREEMENT


                                   BETWEEN


         LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC.,


                                        OWNER


                                     AND


                           OCWEN FEDERAL BANK FSB,


                                        SPECIAL


                                        SERVICER


                         DATED AS OF DECEMBER 1, 1997




             RESIDENTIAL ADJUSTABLE AND FIXED RATE MORTGAGE LOANS

                              GROUP NO. OFB-LB1










                              TABLE OF CONTENTS

                                                                         Page
                                                                         ----


                                  ARTICLE I

                                 DEFINITIONS

                                  ARTICLE II

     OWNER'S ENGAGEMENT OF STANDBY SERVICER TO PERFORM STANDBY SERVICING
                               RESPONSIBILITIES

Section 2.01.  Contract for Standby Servicing; Possession of Servicing
               Files ..................................................    14
Section 2.02.  Books and Records ......................................    14
Section 2.03.  Commencement of Standby Servicing Responsibilities and
               Servicing Responsibilities .............................    15
Section 2.04.  Owner Covenants Regarding Transfer of Servicing for
               Transferred Mortgage Loans .............................    16
Section 2.05.  Special Servicer Covenants Regarding Transfer of
               Servicing Transferred Mortgage Loans  ..................    18
Section 2.06.  Custodial Agreement ....................................    19

                                 ARTICLE III

                 SERVICING OF THE TRANSFERRED MORTGAGE LOANS

Section 3.01.  Special Servicer to Service Transferred Mortgage Loans ..   21
Section 3.02.  Collection of Mortgage Loan Payments ....................   23
Section 3.03.  Establishment of and Deposits to Custodial Account ......   23
Section 3.04.  Permitted Withdrawals From Custodial Account ............   24
Section 3.05.  Establishment of and Deposits to Escrow Account .........   25
Section 3.06.  Permitted Withdrawals From Escrow Account ...............   26
Section 3.07.  Notification of Adjustments .............................   27
Section 3.08.  Completion and Recordation of Assignment of Mortgage ....   27
Section 3.09.  Protection of Accounts  .................................   28
Section 3.10.  Default Management Provisions ...........................   28

                                  ARTICLE IV

                              PAYMENTS TO OWNER

Section 4.01.  Remittances .............................................   33
Section 4.02.  Statements to Owner .....................................   33

                                  ARTICLE V

                         GENERAL SERVICING PROCEDURES

Section 5.01  Servicing Compensation ..................................    35

                                  ARTICLE VI

                         REPRESENTATIONS, WARRANTIES

Section 6.01.  Representations, Warranties and Agreements of the Special
               Servicer ...............................................    37
Section 6.02.  Remedies for Breach of Representations and Warranties of
               the Special Servicer ...................................    39
Section 6.03.  Representations and Warranties of the Owner ............    40
Section 6.04.  Remedies for Breach of Representations and Warranties of
               the Owner ..............................................    41

                                 ARTICLE VII

                  WHOLE LOAN TRANSFER; PASS-THROUGH TRANSFER

Section 7.01.  Removal of Mortgage Loans from Inclusion Under this
               Agreement Upon a Pass-Through Transfer or a Whole Loan
               Transfer on One or More Reconstitution Dates ...........   43
Section 7.02.  Additional Indemnification by the Special Servicer; Third
               Party Claims  ..........................................   44

                                 ARTICLE VIII

                             THE STANDBY SERVICER

Section 8.01.  Merger or Consolidation of the Special Servicer .......    46
Section 8.02.  Limitation on Liability of the Special Servicer and
               Others  ...............................................    46
Section 8.03.  Limitation on Resignation and Assignment by the Special
               Servicer  .............................................    47

                                  ARTICLE IX

                                 TERMINATION

Section 9.01.  Termination for Cause .................................    48
Section 9.02.  Termination Without Cause  ............................    50

                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS

Section 10.01.  Successor to the Special Servicer ....................    51
Section 10.02.  Closing ..............................................    52
Section 10.03.  Closing Documents ....................................    53
Section 10.04.  Costs ................................................    53
Section 10.05.  Protection of Confidential Information ...............    54
Section 10.06.  Notices ..............................................    54
Section 10.07.  Severability Clause ..................................    55
Section 10.08.  No Personal Solicitation .............................    55
Section 10.09.  Counterparts .........................................    56
Section 10.10.  Place of Delivery and Governing Law ..................    56
Section 10.11.  Further Agreements ...................................    56
Section 10.12.  Intention of the Parties..............................    56
Section 10.13.  Successors and Assigns; Assignment of Servicing
                Agreement ............................................    56
Section 10.14.  Waivers ..............................................    57
Section 10.15.  Exhibits .............................................    57
Section 10.16.  General Interpretive Principles ......................    57
Section 10.17.  Reproduction of Documents ............................    57


                                   EXHIBITS

EXHIBIT A      MORTGAGE LOAN SCHEDULE
EXHIBIT B      FORM OF NOTICE OF TRANSFER
EXHIBIT C      CUSTODIAL ACCOUNT CERTIFICATION
EXHIBIT D      ESCROW ACCOUNT CERTIFICATION
EXHIBIT E-1    OFFICER'S CERTIFICATE FOR FIRST CLOSING
EXHIBIT E-2    OFFICER'S CERTIFICATE FOR SUBSEQUENT CLOSINGS
EXHIBIT F-1    THE FIRST TRUST CUSTODIAL AGREEMENT
EXHIBIT F-2    THE TEXAS COMMERCE CUSTODIAL AGREEMENT
EXHIBIT F-3    FORM OF ASSIGNMENT OF CUSTODIAL AGREEMENT
EXHIBIT G      FORM OF OPINION OF COUNSEL OF THE SPECIAL SERVICER
EXHIBIT H      FORM OF ACKNOWLEDGMENT AGREEMENT
EXHIBIT I      DECISION MATRIX

                             SERVICING AGREEMENT
                             -------------------


          This is a Servicing Agreement (the "Agreement"), dated as of December 1, 1997, by and between Lehman Capital, A Division of Lehman Brothers Holdings Inc., having an office at 3 World Financial Center 12th Floor, 200 Vesey Street, New York, New York 10285-1200 (the "Owner") and Ocwen Federal Bank FSB, having an office at The Forum, Suite 1002, 1675 Palm Beach Lakes Blvd., West Palm Beach, Florida 33401 (the "Special Servicer").


                             W I T N E S S E T H

          WHEREAS, the Owner has acquired certain first and second lien fixed and adjustable rate residential mortgage loans (collectively, the "Mortgage Loans") identified in the Mortgage Loan Schedule attached hereto as Exhibit A pursuant to that certain Seller's Warranties and Servicing Agreement dated as of September 30, 1997 by and between the Owner and Option One Mortgage Corporation ("Option One") and that certain Purchase and Servicing Agreement dated as of October 1, 1997 by and between the Owner and Long Beach Mortgage Company ("Long Beach Mortgage" and together with Option One and Ameriquest, the "Primary Servicers") and it being further understood that the servicing rights to the Mortgage Loans acquired from Long Beach Mortgage will be transferred to Aurora Loan Services Inc. ("Aurora"), pursuant to that certain Flow Servicing Agreement dated September 1, 1997, by and between the Owner and Aurora;

          WHEREAS, the Owner may acquire mortgage loans in the future (the "Additional Mortgage Loans") for which the Owner desires to contract with the Special Servicer for certain special servicing responsibilities with respect to such Additional Mortgage Loans;

          WHEREAS, the Owner desires to contract with the Special Servicer for certain special servicing responsibilities associated with the Mortgage Loans and the Special Servicer desires to assume the special servicing responsibilities with respect to such Mortgage Loans as more particularly described herein; and

          WHEREAS, the Owner desires to contract with the Special Servicer for certain servicing responsibilities associated with the Transferred Mortgage Loans (as defined herein) and the Special Servicer desires to assume the servicing responsibilities with respect to such Transferred Mortgage Loans.

          NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and reasonable consideration, the receipt and adequacy of which is hereby acknowledged, the Owner and Special Servicer hereby agree as follows:


                                  ARTICLE I

                                 DEFINITIONS

          The following terms are defined as follows (except as otherwise agreed in writing by the parties):

          Accepted Servicing Practices:  As defined in Section 3.01(A).
          ----------------------------

          Acknowledgment Agreement:  The document to be executed by the Owner
          ------------------------
and the Special Servicer on or prior to each Additional Mortgage Loan Transfer Date which document shall amend the Mortgage Loan Schedule attached as Exhibit A hereto to reflect the addition of Additional Mortgage Loans to such Exhibit A and which document reflects the addition of Additional Mortgage Loans which are subject to the terms and conditions of this Agreement. A form of the Acknowledgment Agreement is attached hereto as Exhibit H.

          Additional Mortgage Loan:  Any mortgage loan for which the Owner
          ------------------------
and the Special Servicer mutually agree, subsequent to the execution of this Agreement, that such mortgage loan shall be governed by this Agreement.

          Additional Mortgage Loan Transfer Date(s):   The date or dates upon
          -----------------------------------------
which the Special Servicer receives the transfer of additional servicing responsibilities with respect to Additional Mortgage Loans and begins to perform the servicing of such Additional Mortgage Loans in accordance with the terms set forth herein which dates shall be as set forth in the related Acknowledgment Agreement.

          Agreement:  This Servicing Agreement and all amendments hereof and
          ---------
supplements hereto.

          Ancillary Income:  All income derived from the Transferred Mortgage
          ----------------
Loans, other than Transferred Mortgage Loan Servicing Fees, including but not limited to, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges. The Special Servicer shall retain all Ancillary Income for the Transferred Mortgage Loans.

          Appraised Value:  The value set forth in an appraisal made in
          ---------------
connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

          Appropriate Federal Banking Agency:  Appropriate Federal Banking
          ----------------------------------
Agency shall have the meaning ascribed to it by Section 1813(q) of Title 12 of the United States Code, as amended from time to time.

          Assignment of Mortgage:  An assignment of the Mortgage, notice of
          ----------------------
transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein.

          Base Servicing Fee: With respect to any Mortgage Loan that becomes
          ------------------
a Transferred Mortgage Loan for any month or part thereof, commencing in the month after the related Transfer Date, one-twelfth the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Transferred Mortgage Loan or, in the case of an REO Property, the outstanding principal balance of the Transferred Mortgage Loan immediately prior to its becoming an REO Property. The obligation of the Owner to pay the Base Servicing Fee is limited to, and such Base Servicing Fee is payable solely from, the interest portion (including recoveries with respect to late payments, Insurance Proceeds and/or Liquidation Proceeds to the extent permitted by Section 3.04 of this Agreement) of such Monthly Payment collected by the Special Servicer, or as otherwise provided under this Agreement. To the extent such amount is not sufficient to cover the Base Servicing Fee, the Special Servicer shall send to the Owner an invoice detailing the amount of the unpaid Base Servicing Fee owed to the Special Servicer and the Owner shall pay such amount to the Special Servicer within 20 Business Days of receiving such an invoice.

          Best Efforts:  Efforts determined to be reasonably diligent by the
          ------------
Owner or Special Servicer, as the case may be, in its sole discretion. Such efforts do not require the Owner or Special Servicer, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Owner or Special Servicer, as the case may be, to advance or expend fees or sums of money in addition to those specifically set forth in this Agreement.

          Breach:  As defined in Section 6.02.
          ------

          Business Day:  Any day other than (i) a Saturday or Sunday, or (ii)
          ------------
a day on which banking and savings and loan institutions in the State of Florida or in the State of New York are authorized or obligated by law or executive order to be closed.

          Closing Date:  December 8, 1997.
          ------------

          Conversion Date:  The date on which a Severely Delinquent Loan
          ---------------
becomes a Resolved Loan.

          Custodial Account:  The separate account or accounts created and
          -----------------
maintained pursuant to Section 3.03.

          Custodial Agreement:  Either of the custodial agreements among the
          -------------------
Owner, as initial Servicer, the Owner and First Trust National Association, dated as of February 1, 1993, which is annexed hereto as Exhibit F-1 and the custodial agreement among the Owner, Long Beach and Texas Commerce Bank, dated as of October 1, 1997, which is annexed hereto as Exhibit F-2.

          Custodian:  The Custodian under the applicable Custodial Agreement,
          ---------
or its successors in interest or assigns or any successor to the related Custodian under the related Custodial Agreement as provided therein.

          Decision Matrix:  As defined in Section 3.10(e).
          ---------------

          Determination Date:  The last day of the month immediately
          ------------------
preceding the related Remittance Date (or if such day is not a Business Day, the Business Day immediately preceding such day).

          Distressed Mortgage Loan:  Any Mortgage Loan with respect to which
          -------------------------
the related Mortgagor is 61 or more days delinquent (without giving effect to any grace period permitted by the related Mortgage Note) in the payment of a scheduled Monthly Payment.

          Eligible Investments:  Any one or more of the obligations and
          --------------------
securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

               (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; and

               (ii) federal funds,  demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated "P-1" by Moody's and the long-term debt obligations of such holding company) are rated "P-1" by Moody's and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated at least "Aa" by Moody's;

          provided, however, that no such instrument shall be an Eligible
          --------  -------
Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

          Errors and Omissions Insurance:  Errors and Omissions Insurance to
          ------------------------------
be maintained by  the Special Servicer pursuant  to the FNMA Guides  or FHLMC
Guides.

          Escrow Account:  The separate account or accounts operated and
          --------------
maintained pursuant to Section 3.05.

          Escrow Payments:  With respect to any Mortgage Loan, the amounts
          ---------------
constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, homeowners association charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

          Event of Default:  Any event set forth in Section 9.01.
          ----------------

          FDIC:  The Federal Deposit Insurance Corporation, or any successor
          ----
thereto.

          FHLMC:  The Federal Home Loan Mortgage Corporation, or any
          -----
successor thereto.

          FHLMC Guides:  The FHLMC Selling Guide and the FHLMC Servicing
          ------------
Guide and all amendments or additions thereto.

          Fidelity Bond:  A fidelity bond to be maintained by the Special
          -------------
Servicer pursuant to the FNMA Guides or FHLMC Guides.

          First Remittance Date: With respect to each Mortgage Loan, the 10th
          ---------------------
day of the month following the month in which the related Transfer Date occurs, or if such 10th day is not a Business Day, the first Business Day immediately following such 10th day.

          FNMA:  The Federal National Mortgage Association, or any successor
          ----
thereto.

          FNMA Guides:  The FNMA Selling Guide and the FNMA Servicing Guide
          -----------
and all amendments or additions thereto.

          Foreclosed Mortgage Loan:  A Transferred Mortgage Loan for which
          ------------------------
title to the Mortgaged Property is taken back by the Special Servicer either through a deed in lieu of foreclosure or through the completion of the foreclosure process consistent with this Agreement and the resulting REO Property is liquidated consistent with the terms of this Agreement.

          Insurance Expenses:  Expenses incurred by the Special Servicer in
          ------------------
connection with pursuing any insurance claim with respect to any Transferred Mortgage Loan or REO Property acquired in respect thereof (including, without limitation, reasonable legal fees and reasonable expenses) and any Servicing Advances incurred and any unpaid Transferred Mortgage Loan Servicing Fee payable with respect to such Transferred Mortgage Loan or such property not previously reimbursed from collections or other proceeds therefrom.

          Insurance Proceeds:  With respect to each Mortgage Loan, proceeds
          ------------------
of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

          Insured Depository Institution:  Insured Depository Institution
          ------------------------------
shall have the meaning ascribed to such term by Section 1813(c)(2) of Title 12 of the United States Code, as amended from time to time.

          Liquidation Expenses:  Expenses incurred by the Special Servicer
          --------------------
in connection with the liquidation of any Transferred Mortgage Loan or REO Property acquired in respect thereof (including, without limitation, reasonable legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions, and conveyance taxes) and any Servicing Advances incurred and any unpaid Transferred Mortgage Loan Servicing Fee payable with respect to such Transferred Mortgage Loan or such REO Property not previously reimbursed from collections or other proceeds therefrom.

          Liquidation Proceeds:  The amount (other than Insurance Proceeds)
          --------------------
received in connection with (i) the taking of a Mortgaged Property by exercise of the power of eminent domain or condemnation, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the express requirements of the Mortgage or Mortgage Note or any other Mortgage Loan Documents or in accordance with Accepted Servicing Practices, (ii) the liquidation of a Transferred Mortgage Loan through a trustee's sale, foreclosure sale or otherwise, (iii) the sale of a Transferred Mortgage Loan or an REO Property in accordance with the terms of this Agreement or (iv) the sale of all of the Mortgage Loans.

          Modified Mortgage Loan:  A Transferred Mortgage Loan which is
          ----------------------
modified in a manner consistent with this Agreement and for which the Mortgagor has made three consecutive payments consistent with the terms of such Transferred Mortgage Loan as so modified.

          Monthly Payment:  The scheduled monthly payment of principal and
          ---------------
interest on a Mortgage Loan.

          Mortgage:  The mortgage, deed of trust or other instrument securing
          --------
a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

          Mortgage Impairment Insurance Policy:  A mortgage impairment or
          ------------------------------------
blanket hazard  insurance policy  as described  in the  FNMA Guides  or FHLMC
Guides.

          Mortgage Interest Rate:  The annual rate of interest borne on a
          ----------------------
Mortgage Note.

          Mortgage Loan:  An individual Mortgage Loan which is the subject
          -------------
of this Agreement, each Mortgage Loan subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage Loan documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

          Mortgage Loan Documents:  The documents listed in the applicable
          -----------------------
section of the applicable Custodial Agreement.

          Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan,
          -----------------------------
the annual rate of interest remitted to the Owner, which shall be equal to the Mortgage Interest Rate minus the applicable Transferred Mortgage Loan Servicing Fee.

          Mortgage Loan Schedule:  A schedule of certain Mortgage Loans
          ----------------------
setting forth information with respect to such Mortgage Loans, which schedule supplements this Agreement and becomes part of Exhibit A hereof on the Closing Date which shall be modified from time to time upon repurchase or substitution of a Mortgage Loan by the Primary Servicer or to reflect the addition of any Additional Mortgage Loan to the terms of this Agreement.

          Mortgage Note:  The note or other evidence of the indebtedness of
          -------------
a Mortgagor secured by a Mortgage.

          Mortgaged Property:  The real property securing repayment of the
          ------------------
debt evidenced by a Mortgage Note.

          Mortgagor:  The obligor on a Mortgage Note.
          ---------

          Net Insurance Proceeds:  The excess of Insurance Proceeds received
          ----------------------
with respect to any Mortgage Loan or REO Property over the amount of Insurance Expenses incurred with respect thereto.

          Net Liquidation Proceeds:  The excess of Liquidation Proceeds
          ------------------------
received with respect to any Mortgage Loan or REO Property over the amount of Liquidation Expenses incurred with respect thereto.

          Net Resolution Proceeds:  With respect to each Resolved Loan, the
         ------------------------
"gross proceeds" received with respect to the final disposition of such Resolved Loan on the Conversion Date; minus all customary and reasonable expenses incurred in connection with the servicing and Resolution of such Mortgage Loan including without limitation, any (a) legal expenses,
(b) advances of interest at the Mortgage Interest Rate, (c) unrecovered taxes paid, (d) unrecovered hazard insurance premiums, (e) property protection expenses, (f) maintenance expenses and (g) property expenses and with respect to (i) a Foreclosed Mortgage Loan, the term "gross proceeds" shall mean all proceeds from the sale of the REO Property less any real estate brokerage fees and closing costs, (ii) a Paid-Off Mortgage Loan, the term "gross proceeds" shall mean all the proceeds actually received by the Special Servicer including prepayment penalties but not including late charges and Ancillary Income, (iii) a Reinstated Mortgage Loan, the term "gross proceeds" shall mean an amount equal to the unpaid principal balance of the Reinstated Mortgage Loan at the time of the entering into of the agreement with the related Mortgagor, and (iv) a Modified Mortgage Loan, the term "gross proceeds" shall mean an amount equal to the unpaid principal balance of the Modified Mortgage Loan at the time of the entering into of the agreement with the related Mortgagor.

          Nonrecoverable Advance:  Any portion of an advance (whether an
          ----------------------
advance under Section 2.05 or a Servicing Advance) proposed to be made or previously made which has not been previously reimbursed to the Special Servicer, and which the Special Servicer has determined in its good faith business judgment will not or, in the case of a proposed advance, would not, be ultimately recoverable by the Special Servicer from late payments, Insurance Proceeds, Liquidation Proceeds and other collections on or in respect of the related Mortgage Loan. To the extent that any Mortgagor is not obligated under the related Mortgage Loan Documents to pay or reimburse any portion of any advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Special Servicer which forgives unpaid scheduled payments or other amounts which the Special Servicer had previously advanced, and the Special Servicer determines that no other source of payment or reimbursement for such advances is available to it, such advances shall be deemed to be nonrecoverable; provided, however, that in connection with the foregoing the Special Servicer shall provide a certificate as described below. The determination by the Special Servicer that it has made a Nonrecoverable Advance or that any proposed advance, if made, would constitute a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer delivered to the Owner setting forth such determination and the procedures and considerations of the Special Servicer forming the basis of such determination, which shall include a copy of any broker's price opinion and any other information or reports obtained by the Special Servicer which may support such determinations.

          Notice of Transfer:  The document to be executed by the Owner on
          ------------------
or prior to each subsequent Transfer Date which document shall set forth the Mortgage Loan or Mortgage Loans for which the Special Servicer must assume servicing responsibilities which are subject to the terms and conditions of this Agreement, a form of which is attached hereto as Exhibit B.

          Officer's Certificate:  A certificate signed by the Chairman of the
          ---------------------
Board or the Vice Chairman of the Board or the President or a Vice President or an assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Owner, and delivered to the Special Servicer as required by this Agreement.

          Opinion of Counsel:  A written opinion of counsel, who may be an
          ------------------
employee of the Special Servicer, reasonably acceptable to the Owner.

          Owner:  Lehman Capital, A Division of Lehman Brothers Holdings
          -----
Inc., or its successors in interest and assigns.

          Paid-Off Mortgage Loan:  A Transferred Mortgage Loan which is paid
          ----------------------
in full or for which a lesser final payment is made consistent with the terms of this Agreement and such payment in full or lesser final payment is received by the Special Servicer in full satisfaction of the indebtedness owed under the applicable Mortgage Note.

          Pass-Through Transfer:  The sale or transfer of some or all of the
          ---------------------
Mortgage Loans to a trust to be formed as part of a publicly-issued and/or privately placed, rated or unrated, mortgage pass-through transaction, including a sale or transfer to FNMA or FHLMC pursuant to specially negotiated transactions, retaining the Special Servicer as "standby servicer" (with or without a primary servicer or master servicer) thereunder.

          Person:  Any individual, corporation, partnership, joint venture,
          ------
association,   joint-stock  company,   trust,   limited  liability   company,
unincorporated   organization,  government   or   any  agency   or  political
subdivision thereof.

          Prepayment Interest Shortfall Amount:  With respect to any Mortgage
          ------------------------------------
Loan that was subject to a Principal Prepayment in full during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net of the related Transferred Mortgage Loan Servicing Fee) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

          Prime Rate:  The prime rate announced to be in effect from time to
          ----------
time, as published as the average rate in The Wall Street Journal Northeast
                                          --- ---- ------ ------- ---------
Edition.
-------

          Principal Prepayment:  Any payment or other recovery of principal
          --------------------
on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Principal Prepayment Period:  The month preceding the month in
          ---------------------------
which the related Remittance Date occurs.

          Primary Servicer:  Any one of Option One, Long Beach Mortgage or
          ----------------
Ameriquest or such other party as the Owner shall designate.

          Qualified Depository:  A depository the accounts of which are
          --------------------
insured by the FDIC and the debt obligations of which are rated A or better by Standard & Poor's Corporation and meets such requirements as are necessary for any Reconstitution Agreement.

          Reconstitution Agreements:  The agreement or agreements entered
          -------------------------
into by the Owner, the Special Servicer, or certain third parties on the Reconstitution Date(s) with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Transfer or a Pass-Through Transfer as set forth in Section 7.01, including, but not limited to
(i) a Pooling and Servicing Agreement and/or a subservicing/master servicing agreement and related custodial/trust agreement and related documents with respect to a Pass-Through Transfer and (ii) a Seller's Warranties and Servicing Agreement or a Sale and Servicing Agreement and related custodial agreement and closing documents with respect to a Whole Loan Transfer. Such agreement or agreements shall prescribe the rights and obligations of the Special Servicer in providing servicing with respect to Distressed Mortgage Loans which the Trustee thereunder determines should be serviced by the Special Servicer and shall provide for servicing compensation to the Special Servicer (calculated on a weighted average basis for all the related Mortgage Loans as of the Reconstitution Date), at least equal to the Transferred Mortgage Loan Servicing Fee due the Special Servicer in accordance with this Agreement or the servicing fee required pursuant to the Reconstitution Agreement. The form of relevant Reconstitution Agreement to be entered into by the Owner and/or master servicer or trustee and the Special Servicer with respect to Pass-Through Transfers and/or Whole Loan Transfers shall be reasonably satisfactory in form and substance to the Owner and the Special Servicer (giving due regard to any rating or master servicing requirements) and the representations and warranties and servicing provisions contained therein shall be substantially similar to those contained in this Agreement (except that the Special Servicer may be required to service on a scheduled/scheduled basis and may be required to pay up to 30 days compensating interest on Principal Prepayments), or in Reconstitution Agreements entered into by special servicers in connection with Pass-Through Transfers substantially similar to any Pass-Through Transfer governed by such Reconstitution Agreement otherwise mutually agreed by the parties.

          Reconstitution Date:  The date or dates on which any or all of the
          -------------------
Mortgage Loans subject to this Agreement shall be removed from this Agreement and reconstituted as part of a Pass-Through Transfer or a Whole Loan Transfer pursuant to Section 7.01 hereof. On such date or dates, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Special Servicer's responsibilities shall cease under this Agreement with respect to the related transferred Mortgage Loans except as expressly set forth herein.

          Reinstated Mortgage Loan:  A Transferred Mortgage Loan for which
          ------------------------
the Mortgagor brings the Transferred Mortgage Loan back to a contractually current status either through a lump-sum payment or otherwise consistent with the terms of this Agreement and has made three consecutive timely payments subsequent to bringing such Transferred Mortgage Loan's status current.

          Remittance Date:  The 10th day (or if such 10th day is not a
          ---------------
Business Day, the first Business Day immediately following) of any month, following the First Remittance Date. Upon the reconstitution of any Transferred Mortgage Loan, the Remittance Date shall be the date prescribed by such Reconstitution Agreement.

          Resolution:  Where a Transferred Mortgage Loan becomes a Resolved
          ----------
Mortgage Loan.

          Resolved Loan:  Each of a Reinstated Mortgage Loan, a Modified
          -------------
Mortgage Loan, a Paid-Off Mortgage Loan or a Foreclosed Mortgage Loan.

          REMIC:  A "real estate mortgage investment conduit" within the
          -----
meaning of Section 860D of the Code.

          REO Disposition:  The final sale by the Special Servicer of any REO
          ---------------
Property.

          REO Disposition Proceeds:  All amounts received with respect to an
          ------------------------
REO Disposition.

          REO Property:  A Mortgaged Property acquired by the Special
          ------------
Servicer on behalf of the Owner through foreclosure or by deed in lieu of foreclosure.

          Servicing Advances:  All customary, reasonable and necessary "out
          ------------------
of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Special Servicer or Primary Servicer, as applicable, of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or administrative or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property and fire and hazard insurance coverage, (e) any losses sustained by the Special Servicer or Primary Servicer, as applicable, with respect to the liquidation of the Mortgaged Property and (f) compliance with the obligations pursuant to the provisions of the FNMA Guides and FHLMC Guides or Accepted Servicing Practices.

          Servicing Fee Rate:  With respect to each Mortgage Loan subject to
          ------------------
this Agreement as of the Closing Date and which becomes a Transferred Mortgage Loan, 0.50% per annum. With respect to each Additional Mortgage Loan which becomes a Transferred Mortgage Loan, the rate per annum set forth in the applicable Acknowledgment Agreement.

          Servicing File:  The items pertaining to a particular Mortgage Loan
          --------------
including, but not limited to, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Mortgage Loan, which are held in trust for the Owner by the Primary Servicer the Special Servicer.

          Servicing Officer:  Any officer of the Special Servicer involved
          -----------------
in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Special Servicer to the Owner upon request, as such list may from time to time be amended.

          Severely Delinquent Loan:  Any Transferred Mortgage Loan which does
          ------------------------
not become a Resolved Loan prior to the 150th day of delinquency (without giving effect to any grace period permitted by the related Mortgage Note) in the payment of a Monthly Payment.

          Special Servicer:  Ocwen Federal Bank FSB or its successor in
          ----------------
interest or assigns or any successor to the Special Servicer under this Agreement as herein provided.

          Transfer Date:  Any date specified on the Notice of Transfer on
          -------------
which the Special Servicer receives additional servicing responsibilities pursuant to receipt of such Notice of Transfer from the Owner with respect to any Distressed Mortgage Loan.

          Transferred Mortgage Loan:  Any Distressed Mortgage Loan for which
          -------------------------
a Notice of Transfer has been delivered to the Special Servicer.

          Transferred Mortgage Loan Servicing Fee:  Each of the Base
          ---------------------------------------
Servicing Fee, the Special Servicing Fee, the Extended Special Servicing Fee, if any and the Incentive Fee, if any.

          Well Capitalized:  Well Capitalized shall mean, with respect to any
          ----------------
Insured Depository Institution, the maintenance by such Insured Depository Institution of capital ratios at or above the required minimum levels for such capital category under the regulations promulgated pursuant to Section 1831(o) of the United States Code, as amended from time to time, by the Appropriate Federal Banking Agency for such institution, as such regulation may be amended from time to time.

          Whole Loan Transfer:  The sale or transfer of some or all of the
          -------------------
Mortgage Loans to a third party purchaser in a whole loan transaction pursuant to a seller's warranties and servicing agreement or a participation and servicing agreement, retaining the Special Servicer as "special servicer" hereunder.


                                  ARTICLE II

     OWNER'S ENGAGEMENT OF STANDBY SERVICER TO PERFORM STANDBY SERVICING
                               RESPONSIBILITIES

     Section 2.01.  Contract for Standby Servicing; Possession of Servicing
                    -------------------------------------------------------
Files.
-----

          The Owner,  by execution  and delivery of  this Agreement  (and any related Acknowledgment Agreement with respect to any Additional Mortgage Loans), does hereby contract with the Special Servicer, subject to the terms of this Agreement, for the standby servicing of the Mortgage Loans, and pursuant to this Agreement, on any Transfer Date, the Owner shall transfer or cause to be transferred by the Primary Servicers the Servicing Files with respect to any Transferred Mortgage Loan identified on the related Notice of Transfer to the Special Servicer to be held in trust for the Owner pursuant to this Agreement. On or before the related Transfer Date, the Owner shall cause to be delivered or will use its Best Efforts to cause to be delivered each Servicing File relating to such Transferred Mortgage Loans to the Special Servicer. Each Servicing File delivered to the Special Servicer shall be held by the Special Servicer in order to service the Transferred Mortgage Loans pursuant to this Agreement and are and shall be held in trust by the Special Servicer for the benefit of the Owner as the owner thereof. The Special Servicer's possession of any portion of the Transferred Mortgage Loan documents shall be at the will of the Owner for the sole purpose of facilitating servicing of the related Transferred Mortgage Loan pursuant to this Agreement, and such retention and possession by the Special Servicer shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Servicing File shall be vested in the Owner and the ownership of all records and documents with respect to the related Transferred Mortgage Loan prepared by or which come into the possession of the Special Servicer shall immediately vest in the Owner and shall be retained and maintained, in trust, by the Special Servicer at the will of the Owner in such custodial capacity only. The portion of each Servicing File retained by the Special Servicer pursuant to this Agreement shall be segregated from the other books and records of the Special Servicer and shall be appropriately marked to clearly reflect the ownership of the related Transferred Mortgage Loan by the Owner. The Special Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement.

     Section 2.02.  Books and Records.
                    -----------------

          Record title to each Mortgage and the related Mortgage Note shall remain in the name of (i) the Owner or (ii) in the name as the Owner shall designate. The Owner shall cause to be prepared and recorded any Assignments of Mortgage required pursuant to this Section 2.02 and any powers of attorney required to be executed in favor of the Special Servicer. The Owner or the Primary Servicer shall pay all necessary fees associated with the preparation and recording of the Assignments of Mortgage and such powers of attorney as referred to above. Notwithstanding the foregoing, the Special Servicer shall cooperate with the Owner or its designee in the Owner's or such designee's preparation and recording of any and all Assignments of Mortgage relating to Transferred Mortgage Loans. Additionally, the Special Servicer shall prepare and execute, at the direction of the Owner, any note endorsements required in connection with any and all Reconstitution Agreements. All rights arising out of the Mortgage Loans shall be vested in the Owner. All funds received on or in connection with a Transferred Mortgage Loan shall be received and held by the Special Servicer in trust for the benefit of the Owner as the owner of the Transferred Mortgage Loans pursuant to the terms of this Agreement.

          This Agreement continuously, from the time of its execution, shall be an official record of the Special Servicer and Special Servicer will maintain a copy of this Agreement and each agreement related hereto in its official books and records.

     Section 2.03.  Commencement of Standby Servicing Responsibilities and
                    ------------------------------------------------------
Servicing Responsibilities.
--------------------------

          Pursuant to the execution of this Agreement the Special Servicer shall assume and accept such appointment for, all standby servicing responsibilities for the Mortgage Loans identified in the Mortgage Loan Schedule attached hereto as Exhibit A.

          On each Additional Mortgage Loan Transfer Date, the Owner shall appoint the Special Servicer to perform, and the Special Servicer shall assume and accept such appointment for, all standby servicing responsibilities for the related Additional Mortgage Loans on the related Mortgage Loan Schedule. The engagement of the Special Servicer to perform the standby servicing responsibilities with respect to the Additional Mortgage Loans hereunder is not mandatory and is expressly conditioned upon the acquisition of the related Additional Mortgage Loans by the Owner, the election of the Owner respecting the engagement of the Special Servicer to perform the related standby servicing responsibilities and the election, in the manner hereinafter set forth, of the Special Servicer to accept such transfer.

          Upon the Owner's determination in its sole discretion to engage the Special Servicer to perform the standby servicing responsibilities with respect to Additional Mortgage Loans pursuant to the terms of this Agreement, the Owner shall execute and the Owner shall notify the Special Servicer by telephone of its determination to transfer such standby servicing responsibilities to the Special Servicer and shall deliver an Acknowledgment Agreement to the Special Servicer within 2 Business Days of such verbal notification. The Special Servicer may elect to accept or reject on an all or nothing basis such engagement to perform the standby servicing responsibilities with respect to the Additional Mortgage Loans by either (i) in the case of an acceptance, executing the Acknowledgment Agreement and delivering the same to the Owner within 5 Business Days of receipt of such Acknowledgment Agreement, or (ii) in the case of a rejection, by written notification thereof delivered to the Owner within 5 Business Days of receipt of such Acknowledgment Agreement.

          Pursuant to the execution of this Agreement (and any applicable Acknowledgment Agreement), the Owner shall have the right, at its option, to transfer servicing responsibilities with respect to any Distressed Mortgage Loan to the Special Servicer upon five calendar days notice to the Special Servicer pursuant to a Notice of Transfer. On each Transfer Date, the Owner may appoint, pursuant to the execution of a Notice of Transfer, the Special Servicer to perform, and the Special Servicer shall assume and accept such appointment for, all servicing responsibilities for the related Transferred Mortgage Loans identified in the related Notice of Transfer. The engagement of the Special Servicer to perform the servicing responsibilities with respect to Transferred Mortgage Loans hereunder is mandatory.

     Section 2.04.  Owner Covenants Regarding Transfer of Servicing for
                    ---------------------------------------------------
Transferred Mortgage Loans.
--------------------------

          On or before each Transfer Date the Owner shall use its Best Efforts to cause the Primary Servicer to effectuate and evidence the transfer of the servicing of any Transferred Mortgage Loan from such Primary Servicer to the Special Servicer including the following:

          (a)  Notice to Mortgagors.  The Owner shall cause the relevant
               --------------------
Primary Servicer to mail to the Mortgagor of each Mortgage a letter advising the Mortgagor of the transfer of the servicing thereof to the Special Servicer, in accordance with the relevant provisions of the Cranston-Gonzales National Affordable Housing Act, as the same may be amended from time to time, and the regulations provided in accordance with the Real Estate
Settlement Procedures Act. The Owner shall cause the related Primary Servicer to promptly provide the Special Servicer with copies of all such notices.

          (b)  Notice to Taxing Authorities and Insurance Companies.  The
               ----------------------------------------------------
Owner shall cause the related Primary Servicer to transmit to the applicable taxing authorities and insurance companies and/or agents, notification of the transfer of the servicing to the Special Servicer and instructions to deliver all notices, tax bills and insurance statements, as the case may be, to the Special Servicer from and after the related Transfer Date. The Owner shall cause the Primary Servicer to promptly provide the Special Servicer with copies of all such notices.

          (c)  Delivery of Servicing Records.  The Owner shall cause the
               -----------------------------
Primary Servicer to forward to the Special Servicer all Servicing Files within five (5) Business Days prior to the Transfer Date, and any other Mortgage Loan documents in the Primary Servicer's possession relating to each Transferred Mortgage Loan.

          (d)  Escrow Payments; Servicing Advances.  The Owner shall cause
               -----------------------------------
the Primary Servicer to provide the Special Servicer with immediately available funds by wire transfer in the amount of the net Escrow Payments and suspense balances and all loss draft balances associated with the Transferred Mortgage Loans. The Owner shall cause the Primary Servicer to provide the Special Servicer with an accounting statement of Escrow Payments and suspense balances and loss draft balances sufficient to enable the Special Servicer to reconcile the amount of such payment with the accounts of the
Transferred Mortgage Loans.   Additionally, the  Owner  shall cause  the
Primary Servicer (i) to provide to the Special Servicer Mortgage Loan level documentation regarding unreimbursed Servicing Advances and (ii) to wire the Special Servicer the amount of any agency, trustee or prepaid Transferred Mortgage Loan payments and all other similar amounts held by the Primary Servicer.

          (e)  Payoffs and Assumptions.  The Owner shall cause the Primary
               -----------------------
Servicer to provide to the Special Servicer copies of all assumption and payoff statements generated by the Primary Servicer on the Transferred Mortgage Loans.

          (f)  Costs, Expenses and Information.  The Owner shall be
               -------------------------------
responsible for all costs and expenses associated with a Transferred Mortgage Loan resulting from a Primary Servicer or any previous servicer failing to service such Transferred Mortgage Loan correctly or failing to give correct information with respect to such Transferred Mortgage Loan to any previous servicer, Primary Servicer or the Special Servicer (including, but not limited to, tax information, insurance information and a failure to make servicing advances). The Owner shall be responsible for all out-of-pocket costs associated with the transfer of a Transferred Mortgage Loan to the Special Servicer. The Owner shall cause the Primary Servicer to forward to the Special Servicer all information required to be transferred pursuant to this Agreement in the form of data tapes or other electronic media reasonably acceptable to the Special Servicer.

          (g)  Mortgage Payments Received Prior to Transfer Date.   The Owner
               -------------------------------------------------
shall cause the Primary Servicer to forward all payments received by the Primary Servicer on each Transferred Mortgage Loan prior to the related Transfer Date to the account of the particular Mortgagor.

          (h)  Mortgage Payments Received After Transfer Date.  The Owner
               ----------------------------------------------
shall cause the Primary Servicer to endorse any Monthly Payments received by the Primary Servicer after the related Transfer Date directly to the Special Servicer with respect to any Transferred Mortgage Loan and shall cause the Primary Servicer to forward any such endorsed Monthly Payment to the Special Servicer by overnight mail on the date of receipt. The Owner shall cause the Primary Servicer to notify the Special Servicer of the particulars of the payment, which notification requirement shall be satisfied if the Primary Servicer forwards with its payment sufficient information to permit appropriate processing of the payment by the Special Servicer. The Owner shall cause the Primary Servicer to assume full responsibility for the necessary and appropriate legal application of Monthly Payments received by the Primary Servicer after the related Transfer Date with respect to Transferred Mortgage Loans then in foreclosure or bankruptcy; provided, for purposes of this Agreement, necessary and appropriate legal application of such Monthly Payments shall include, but not be limited to endorsement of a Monthly Payment to the Special Servicer with the particulars of the payment such as the account number, dollar amount, date received and any special Mortgagor application instructions.

          (i)  Reconciliation; Principal and Interest Advances.  The Owner
               -----------------------------------------------
shall cause the Primary Servicer to, on or before the related Transfer Date, reconcile principal balances and make any monetary adjustments required by
the  Special Servicer.   Any  such monetary  adjustments will  be transferred
between the Primary Servicer and the Special Servicer as appropriate.   In
addition, the Owner shall cause the Primary Servicer to provide the Special Servicer Mortgage Loan Level documentation regarding principal and interest advances.

          (j)  IRS Forms.  The Owner shall cause the Primary Servicer to file
               ---------
all IRS forms 1098, 1099, 1099A or 1041 and K-1 which are required to be filed on or before the related Transfer Date in relation to the servicing and ownership of the Transferred Mortgage Loans for the current calendar year. The Special Servicer shall be responsible for the filing of forms 1098, 1099 and 1099A and will provide all required information and data to the Owner necessary for the Owner to file forms 1041 and K-1 with respect to Transferred Mortgage Loans relating to the actual time periods for which the Special Servicer has serviced the Transferred Mortgage Loans. The Owner shall cause the Primary Servicer to provide copies of such forms to the Special Servicer or the Mortgagors upon request and shall cause the Primary Servicer to reimburse the Special Servicer for any costs or penalties incurred by the Special Servicer due to the Primary Servicer's failure to comply with this paragraph.

     Section 2.05.  Special Servicer Covenants Regarding Transfer of
                    ------------------------------------------------
Servicing of Transferred Mortgage Loans.
---------------------------------------

          (a)(i) Within five business days following a Transfer Date, the Special Servicer shall reimburse the Primary Servicer for all principal and interest and Servicing Advances made by such Primary Servicer with respect to any Transferred Mortgage Loan identified on such Notice of Transfer for which the Primary Servicer has not been reimbursed. Thereafter, such amounts shall be reimbursed to the Special Servicer in accordance with Section 3.04 hereof.

          (ii) The Special Servicer shall, in accordance with the relevant provisions of the Cranston-Gonzales National Affordable Housing Act, as the same may be amended from time to time, and the regulations provided in accordance with the Real Estate Settlement Procedures Act, provide notice to the Mortgagor of each Mortgage of the transfer of the servicing thereto to the Special Servicer.

          (iii) The Special Servicer shall be responsible for the preparation and costs associated with notifications to Mortgagors sent by the Special Servicer, with respect to the assumption of servicing by the Special Servicer. The Special Servicer shall not be responsible for the preparation and costs associated with notifications to Mortgagors sent by a Primary Servicer with respect to assumption of servicing by the Special Servicer.

          (b) The Special Servicer, with the Owner and the Primary Servicers, in order to accomplish any provision contained herein, shall take any steps reasonably necessary, including, but not limited to (i) executing, acknowledging and delivering all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required in order to accomplish any provision herein, (ii) facilitating and completing the transfer of any Servicing File with respect to any Transferred Mortgage Loan from a Primary Servicer to the Special Servicer, (iii) entering into and performing under any Reconstitution Agreement and (iv) remitting to a Primary Servicer any principal and interest or Servicing Advance made by such Primary Servicer with respect to a
Transferred Mortgage Loan for which such Primary Servicer has not been reimbursed. All costs and expenses incurred by compliance with Section 2.05(b), (i) through (iv) shall be the responsibility of the Owner or the Primary Servicer, as applicable, and all costs incurred by compliance with
Section 2.05(b), (iv) shall be the responsibility of the Special Servicer.

     Section 2.06.  Custodial Agreement.
                    -------------------
          Pursuant to the applicable Custodial Agreement, the Owner shall deliver and release to the related Custodian on or prior to each Transfer Date those Mortgage Loan documents required by the applicable Custodial Agreement with respect to each Transferred Mortgage Loan, a list of which is set forth in Section 2 of the applicable Custodial Agreement. In the event of any conflict, inconsistency or discrepancy between any of the provisions of this Agreement and any of the provisions of the applicable Custodial Agreement, the provisions of this Agreement shall control and be binding upon the Owner and the Special Servicer.

          Prior to each Transfer Date, the related Custodian shall have certified its receipt of all such Mortgage Loan documents required to be delivered pursuant to the applicable Custodial Agreement, as evidenced by the Initial Certification of the related Custodian in the form annexed to the applicable Custodial Agreement. The Owner shall be responsible for, as and when due, any and all initial document review fees, initial and final certification fees and recertification fees and any costs associated with correcting any deficiencies identified in connection with such review(s). The Owner shall be responsible for maintaining the applicable Custodial Agreement with respect to the Transferred Mortgage Loans and shall pay all other fees and expenses of the related Custodian including but not limited to, (i) any and all annual and warehousing fees, (ii) any and all termination fees in the event the related Custodian is terminated by the Special Servicer, except that the Owner shall pay such termination fees in the event the related Custodian is terminated pursuant to the Owner's request and (iii) any and all fees due in connection with the deposit or retrieval of a Transferred Mortgage Loan document or documents.

          The Special Servicer shall forward to the related Custodian original documents evidencing an assumption, modification, consolidation or extension of any Transferred Mortgage Loan entered into in accordance with this Agreement within two weeks of their execution, provided, however, that the Special Servicer shall provide the related Custodian with a certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within thirty days after such certified document is returned from such public recording office.

                                 ARTICLE III

                 SERVICING OF THE TRANSFERRED MORTGAGE LOANS

     Section 3.01.  Special Servicer to Service Transferred Mortgage Loans.
                    ------------------------------------------------------

          (A) Acting directly or through one or more subservicers as provided in Section 8.03 hereof, the Special Servicer, as an independent contractor, shall service and administer the Transferred Mortgage Loans from and after the related Transfer Date on behalf of the Owner in accordance with the terms of this Agreement and the respective Transferred Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of prudent mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

          (i) any relationship that the Special Servicer, any subservicer or any affiliate of the Special Servicer or any subservicer may have with the related Mortgagor;

          (ii) the Special Servicer's obligation to make principal and interest advances or Servicing Advances; or

          (iii) the Special Servicer's or any subservicer's right to receive compensation for its services hereunder or with respect to any particular transaction.

          The standards set forth in this Section 3.01(A) shall be defined herein as "Accepted Servicing Practices."

          (B) The Special Servicer shall (i) enforce each Mortgagor's obligations under the related Mortgage Loan to cause each Mortgaged Property to be insured against risks, hazards and liabilities as required by all applicable laws, regulations and Mortgage Loan Documents, in an amount at least equal to the lesser of (A) the full replacement cost of the improvements, and (B) the outstanding principal balance of the related Mortgage Loan or such other amount as is necessary to prevent any reduction in such policy by reason of the application of co-insurance and to prevent the Owner from being deemed to be a co-insurer, and (ii) cause each REO Property to be insured against risks, hazards and liabilities, in an amount which is at least equal to the lesser of (A) the full replacement value of the improvements which are a part of such REO Property, and (B) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property; such insurance shall be obtained from an insurer having a "General Policy Rating" of A or better in Best's Key Rating Guide. The Special Servicer shall retain copies of all hazard insurance policies or certificates of insurance representing such coverage. In the event of an insured loss with respect to any Mortgaged Property, unless the Special Servicer has actual knowledge that the Mortgagor has filed such a claim with respect to a Mortgaged Property, the Special Servicer shall promptly file or cause to be filed a claim on the hazard insurance. In the case of a Mortgaged Property, the Special Servicer shall apply or disburse all insurance proceeds in accordance with the terms and provisions of the Mortgage Loans and this Agreement, and, in the case of a REO Property, the Special Servicer shall apply or disburse all insurance proceeds in accordance with the instructions of Owner, in each case net of any amounts due to Special Servicer as otherwise provided herein. The Special Servicer shall, where the Mortgagor fails or refuses to maintain insurance on the Mortgaged Property in accordance with the applicable Mortgage Loan (or to pay escrows sufficient therefor, as the case may be), subject the Mortgaged Property to the coverage of its "force-placed" hazard insurance policy with such deductible as the Special Servicer maintains for similar
mortgaged properties serviced for itself and for others.   The amount
of any premiums to the Special Servicer resulting from obtaining such coverage shall be treated as a Servicing Advance hereunder. The Owner shall be solely responsible for the amount of the deductible in the event of any loss and the Special Servicer shall have no liability to Owner therefor.

          Subject to the preceding paragraph, the Special Servicer shall, at its own expense, keep in force during the term of this Agreement a fidelity bond and a policy or policies of insurance covering errors and omissions in the performance of the Special Servicer's obligations under this Agreement. Such fidelity bond and policy or policies shall be maintained with recognized insurers and shall be in such form and amount as would permit the Special Servicer to be qualified as a FNMA or FHLMC seller-servicer. The Servicer shall be deemed to have complied with this provision if an affiliate of the Special Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Special Servicer.

          Notwithstanding the foregoing paragraph, the Owner and the Special Servicer hereby agree as follows:

          (a) The Owner or the Owner's designee shall prepare and record all Assignments of Mortgage and powers of attorney, and shall pay the recording costs associated therewith. The Special Servicer shall track such Assignments of Mortgage, with respect to Transferred Mortgage Loans, to ensure they have been recorded.

          (b) The Special Servicer shall utilize its internal tax services and will bear the expense of any outside tax services, if utilized; provided, however, in accordance with Accepted Servicing Practices, if the Special Servicer uses outside tax services, the cost of such services, so long as such cost is reasonable, shall be paid by the Owner.

          (c) The Special Servicer shall retain all Ancillary Income with respect to Transferred Mortgage Loans.

          (d) Notwithstanding the foregoing, at any time and from time to time, the Owner may at its election terminate this Agreement with respect to any Transferred Mortgage Loan or REO Property as provided by Section 9.02.

          Consistent with and subject to Accepted Servicing Practices and the terms of this Agreement, the Special Servicer may waive, modify or vary any term of any Transferred Mortgage Loan. or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor. Without limiting the generality of the foregoing, the Special Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Transferred Mortgage Loans and with respect to the related Mortgaged Properties. If reasonably required by the Special Servicer, the Owner shall furnish the Special Servicer with any powers of attorney and other documents necessary or appropriate to enable the Special Servicer to carry out its servicing and administrative duties under this Agreement.

     Section 3.02.  Collection of Mortgage Loan Payments.
                    ------------------------------------

          Continuously from the related Transfer Date until the date each Transferred Mortgage Loan ceases to be subject to this Agreement, the Special Servicer shall proceed diligently to collect all payments due under each of the Transferred Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Transferred Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

     Section 3.03.  Establishment of and Deposits to Custodial Account.

                    --------------------------------------------------

          The Special Servicer shall segregate and hold all funds collected and received pursuant to the Transferred Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "(Special Servicer), in trust for Lehman Capital, A Division of Lehman Brothers Holdings Inc., owner of Residential Mortgage Loans, Group No. _______, and various Mortgagors". The Custodial Account shall be established with a Qualified Depository. Any funds deposited in the Custodial Account shall at all times be fully insured by the FDIC and any amounts therein may be invested in Eligible Investments subject to the provisions of Section 3.09 hereof. Funds deposited in the Custodial Account may be drawn on by the Special Servicer in accordance with Section 3.04. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit C hereto. A copy of such certification shall be furnished to the Owner and, upon request, to any subsequent owner of the Mortgage Loans.

          The Special Servicer shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Special Servicer in the Special Servicer's lock-box and payments required to be made by the Special Servicer after the related Transfer Date:

               (i) all payments on account of principal on the Transferred Mortgage Loans, including all Principal Prepayments;

               (ii) all payments on account of interest on the Transferred Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

               (iii)  all Net Liquidation Proceeds;

               (iv)   all Net Insurance Proceeds;

               (v)    any  amount required to be deposited in the  Custodial
     Account;

               (vi) any amounts required to be deposited by the Special Servicer in connection with the deductible clause in any blanket hazard insurance policy; and

               (vii) any amounts received with respect to or related to any REO Property or REO Disposition Proceeds.

          Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Special Servicer and the Special Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 3.04. Additionally, any other benefit derived from the Custodial Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Special Servicer.

     Section 3.04.  Permitted Withdrawals From Custodial Account.
                    --------------------------------------------

          The Special Servicer shall, from time to time, withdraw funds from the Custodial Account (without implication) for the following purposes:

               (i) to make payments to the Owner in the amounts and in the manner provided for in Section 4.01;

               (ii) to reimburse itself for unreimbursed advances of the Special Servicer's funds made pursuant to Section 2.05 hereof and for any unreimbursed Servicing Advances, the Special Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to either
     (x) amounts received on the related Transferred Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Special Servicer's right thereto shall be prior to the rights of the Owner or (y) any other amounts in the Collection Account in the event that such advances have been deemed to be Nonrecoverable Advances or are not recovered from recoveries in respect of the related Transferred Mortgage Loan or REO Property after a final determination has been made as to what amounts have been or will be recovered, it being understood that for those Transferred Mortgage Loans in foreclosure, the Owner shall reimburse the Special Servicer for Servicing Advances and advances made pursuant to Section 2.05 hereof through the completion of the sale of the defaulted Mortgage Loan, or the foreclosure and disposition of the REO Property. If the disposition of a Transferred Mortgage Loan results in the Special Servicer not recovering all of the foregoing sums, the Owner shall be responsible for reimbursing to the Special Servicer a sum equal to such non-recovered
     amount.     In  the  event   that  a  Transferred  Mortgage   becomes  a
     Reconstituted Mortgage Loan, pursuant to the related Reconstitution Agreement, the Special Servicer shall be able to recover unreimbursed advances from the related Custodial Account prior to payments to be made to certificateholders;

               (iii)   to  pay  itself  any   unpaid Transferred Mortgage Loan
     Servicing Fees, it being understood that for those Transferred Mortgage Loans in foreclosure, the Owner shall reimburse the Special Servicer for Transferred Mortgage Loan Servicing Fees through the completion of the sale of the defaulted Mortgage Loan or the foreclosure and disposition of the REO Property. If the disposition of a Transferred Mortgage Loan results in the Special Servicer not recovering all of the foregoing sums, the Owner shall be responsible for reimbursing to the Special Servicer a sum equal to such non-recovered amount;

               (iv) to pay itself interest on funds deposited in the Custodial Account;

               (v) to clear and terminate the Custodial Account upon the termination of this Agreement;

               (vi) to transfer funds to another Qualified Depository in accordance with Section 3.09 hereof;

               (xii) to invest funds in certain Eligible Investments in accordance with Section 3.09 hereof; and

               (viii) to  withdraw  amounts   erroneously  deposited  into   the
     Custodial Account.

     Section 3.05.  Establishment of and Deposits to Escrow Account.
                    -----------------------------------------------

          The Special Servicer shall segregate and hold all funds collected and received pursuant to a Transferred Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "(Special Servicer), in trust for Lehman Capital, A Division of Lehman Brothers Holdings Inc., owner of Residential Mortgage Loans, Group No. _______, and various Mortgagors". The Escrow Accounts shall be established with a Qualified Depository in a manner that shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Special Servicer in accordance with
Section 3.06. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit D hereto. A copy of such certification shall be furnished to the Owner and, upon request, to any subsequent owner of the Transferred Mortgage Loans.

          The Special Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

               (i)    all  Escrow  Payments   collected  on   account  of   the
     Transferred Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

               (ii)   all   amounts   representing   Insurance   Proceeds   or
     Liquidation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property relating to a Transferred Mortgage Loan.

          The Special Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 3.06. The Special Servicer shall retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Special Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

     Section 3.06.  Permitted Withdrawals From Escrow Account.
                    -----------------------------------------

          Withdrawals from the Escrow Account or Accounts may be made by the Special Servicer only:

               (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, homeowners association charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

               (ii) to reimburse the Special Servicer for any Servicing Advance made by the Special Servicer with respect to a related Transferred Mortgage Loan, but only from amounts received on the related Transferred Mortgage Loan which represent late collections of Escrow Payments thereunder;

               (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Transferred Mortgage Loan;

               (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Transferred Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

               (v)    for  application   to  restoration  or  repair   of  the
     Mortgaged Property in accordance with Accepted Servicing Practices;

               (vi) to pay to the Special Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account; and

               (vii) to clear and terminate the Escrow Account on the termination of this Agreement.

     Section 3.07.  Notification of Adjustments.
                    ---------------------------

          With respect to each adjustable rate Transferred Mortgage Loan, the Special Servicer shall adjust the Mortgage Interest Rate on the related interest rate adjustment date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Special Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and Monthly Payment adjustments. The Special Servicer shall promptly, upon written request therefor, deliver to the Owner such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Such data provided by the Special Servicer shall be in a form acceptable to the Owner and shall be provided by the Special Servicer within a reasonable period of time subsequent to such request. Upon the discovery by the Special Servicer or the receipt of notice from the Owner that the Special Servicer has failed to adjust a Mortgage Interest Rate or Monthly Payment in accordance with the terms of the related Mortgage Note, the Special Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Owner thereby. Any such losses, to the extent resulting from the conveyance of incorrect data to the Special Servicer from any Primary Servicer or any previous servicer, as the case may be, shall not be the responsibility of the Special Servicer.

     Section 3.08.  Completion and Recordation of Assignment of Mortgage.
                    ----------------------------------------------------

          To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Owner's expense at the direction of the Owner. At the Owner's direction, the Special Servicer shall cause to be made the endorsements on the Mortgage Note, the Assignment of Mortgage and the assignment of security agreement.

     Section 3.09.  Protection of Accounts.
                    ----------------------

          The Special Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon obtaining the consent of the Owner, which consent shall not be withheld unreasonably.

          The Special Servicer shall bear any expenses, losses or damages sustained by the Owner if the Custodial Account and/or the Escrow Account are not demand deposit accounts.

          Amounts on deposit in the Custodial Account may at the option of the Special Servicer be invested in Eligible Investments; provided that in the event that amounts on deposit in the Custodial Account exceed the amount fully insured by the FDIC (the "Insured Amount") the Servicer shall be
                                --------------
obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account. Any such Eligible Investment shall mature no later than the Determination Date next following the date of such Eligible Investment, provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Special Servicer) that maintains the Custodial Account, then such Eligible Investment may mature on
such Remittance Date.   Any such Eligible Investment  shall be made in the
name of the Special Servicer in trust for the benefit of the Owner. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Special Servicer and may be withdrawn at any time by the Special Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account, by the Special Servicer out of its own funds immediately as realized.

           Section 3.10.  Default Management Provisions.
                          -----------------------------

          (a)  Default Management Responsibilities:  Subject only to Accepted
               -----------------------------------
Servicing Practices and the Decision Matrix attached hereto as Exhibit I, the Special Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, Special Servicer is hereby authorized and empowered by Owner (if, in the Special Servicer's reasonable judgment, such action with respect to the Transferred Mortgage Loans and/or the Mortgaged Properties is in the best interests of Owner in accordance with, or is required by, this Agreement, and subject to Accepted Servicing Practices and the Decision Matrix) to take the following actions (without limitation (i) prepare, execute and deliver, on behalf of the Owner at its expense, any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on each Mortgaged Property and related collateral; and, subject to the remaining terms and provisions of this Section, modifications, waivers (including, without limitation, waivers of any late payment charge in connection with any delinquent payment on a Transferred Mortgage Loan), consents, amendments, discounted payoff agreements, forbearance agreements, cash management agreements or consents to or with respect to any documents contained in the related servicing file; and any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other instruments comparable to any of the types of instruments described in this subsection (i), and (ii) institute and prosecute judicial and non-judicial foreclosures, suits on promissory notes, indemnities, guaranties or other Transferred Mortgage Loan documents, actions for equitable and/or extraordinary relief (including, without limitation, actions for temporary restraining orders, injunctions, and appointment of receivers), suits for waste, fraud and any and all other tort, contractual and/or other claims of whatever nature, and to appear in and file on behalf of the Owner such pleadings or documents as may be necessary or advisable in any bankruptcy action, state or federal suit or any other action.

          (b)  Alternatives to Foreclosure:
               ---------------------------

          (i)    Repayment Plan and Forbearance Agreement.  If the Special
                 ----------------------------------------
Servicer pursues a repayment plan in respect of a Transferred Mortgage Loan pursuant to the authority granted to the Special Servicer by the terms and provisions of Section 3.10 (a) above, the Special Servicer will negotiate an agreement with the Mortgagor for repayment of the delinquent payments over a period and for forbearance from foreclosure during the term of such agreement. If such Mortgagor shall at any time be in default under any such agreement, the Special Servicer shall promptly proceed with foreclosure proceedings in accordance with Section 3.10 (c) hereof (while simultaneously pursuing other resolution strategies). The Special Servicer shall retain any fees paid by the Mortgagor in connection with such repayment plan or forbearance agreement as Ancillary Income.

          (ii)   Suit Against the Mortgagor; Garnishments, Etc.:  If the
                 ----------------------------------------------
Special Servicer determines in accordance with Accepted Servicing Practices and this Agreement that it would be prudent to file suit against a Mortgagor rather than to seek foreclosure, the Special Servicer may file suit against a Mortgagor directly to recover the indebtedness, to seek a garnishment of wages, to seek a temporary restraining order and/or temporary and/or permanent injunction, and/or to seek any other relief available at law or in equity against the Mortgagor. Additionally, if the circumstances warrant same and applicable law so permits, the Special Servicer may file any such suit while simultaneously seeking nonjudicial or judicial foreclosure or may seek such relief in the same action as that filed to seek a judicial foreclosure.

          (iii)   Pre-Sale.  In order to avoid foreclosure, the Special
                  --------
Servicer may (pursuant to the authority granted to the Special Servicer by the terms and provisions of Section 3.10 (a) above) attempt (i) to effect a sale of the Mortgaged Property (including causing the Mortgaged Property to be listed for sale with a real estate broker) or (ii) to effect an assumption or prepayment of the Mortgage Loan, with the Mortgagor's cooperation, and, if appropriate, enter into an agreement with the Mortgagor regarding payment of any deficiency (a "Pre-Sale"). The Special Servicer, or any of its affiliates, may act as a broker on behalf of the Mortgagor. The Owner acknowledges that if the Special Servicer or any affiliate of the Special Servicer has accepted a listing agreement with a Mortgagor in connection with such sale or assumption, the Special Servicer or such affiliate, acting in such capacity, is legally obligated to present all offers to purchase the Mortgaged Property or assume the Mortgage Loan to the Mortgagor and will negotiate a sale of the Mortgaged Property or assumption of the Transferred Mortgage Loan pursuant to the instructions from the Mortgagor. The proceeds of any Pre-Sale distributable to the Owner pursuant to and subject to the distribution priorities set forth in this Agreement will reflect reductions for customary and reasonable costs of closing, including brokerage commissions, make-ready expenses, title insurance, financing costs, recording fees, transfer taxes, tax certificates, title and closing agent fees and pro-rated items, that will reduce the proceeds of sale payable to the Owner.

          (iv) Sale of Distressed Mortgage Loan.  The Special Servicer may
               --------------------------------
effect a sale of a Distressed Mortgage Loan or Severely Delinquent Mortgage Loan to a third party.

          (v)  Modification.  If the Special Servicer pursues a modification
               ------------
of a Transferred Mortgage Loan pursuant to the authority granted to the Special Servicer by the terms and provisions of Section 3.10 (a) above, the Special Servicer will negotiate and execute Mortgage Loan modification documents on behalf of the Owner in accordance with Accepted Servicing Practices. The Special Servicer shall retain any fees paid by the Mortgagor in connection with such modification as Ancillary Income.

          (vi) Discounted Payoff.  The Special Servicer may (pursuant to the
               -----------------
authority  granted to the  Special Servicer  by the  terms and  provisions of
Section 3.10 (a) above), subject to the Decision Matrix, accept a discounted payoff of a Transferred Mortgage Loan. The Special Servicer, or any of its affiliates, may provide new financing to the Mortgagor to facilitate such discounted payoff provided that the Special Servicer obtains the Owner's
prior  written  consent   with  respect  thereto.    The  Owner acknowledges
that if the Special Servicer provides such financing, the Special Servicer may receive fees from the Mortgagor in connection therewith and the Owner will not be entitled to any such fees to the extent that such fees are customary and reasonable.

          (vii)     Deed in Lieu of Foreclosure.  If the Special Servicer
                    ---------------------------
pursues a deed in lieu of foreclosure pursuant to the authority granted to the Special Servicer by the terms and provisions of Section 3.10 (a) above, the Special Servicer will retain counsel to prepare appropriate documentation, execute and deliver such documentation on behalf of the Owner and may enter into an agreement with Mortgagor regarding payment of any deficiency. The actions described herein shall be taken by the Special Servicer in accordance with Accepted Servicing Practices or otherwise with the consent of the Owner. Title to such Mortgaged Property may be taken in the name of the Owner or its designee. Notwithstanding anything to the contrary contained herein, in connection with a deed in lieu of foreclosure, in the event the Special Servicer has reasonable cause to believe that a Mortgaged Property is an Environmental Problem Property as described in
Section 3.10 (g) hereof, the Special Servicer shall notify the Owner of the existence of the Environmental Problem Property, describe such problem, make a recommendation to the Owner regarding handling such Environmental Problem Property and carry out the recommendation unless otherwise directed by the Owner in writing within five (5) Business Days after the Owner's receipt of such notice. In no event will the Special Servicer be required to acquire record title to an Environmental Problem Property. The Special Servicer will provide the services described in Section 3.10 (g) with respect to each Mortgaged Property for which a deed in lieu of foreclosure is received by the Special Servicer.

          (viii)    Priority; Insurance Claims.  The Special Servicer will
                    --------------------------
be responsible for retaining counsel on behalf of the Owner to advise the Special Servicer whether any proposed relief for the Mortgagor pursuant to this Section 3.10 (b) will adversely affect claims against any other Mortgagor or the priority of the lien securing the Mortgage Loan. The Special Servicer shall consider the effect of such relief on the priority of the lien and claims against other Mortgagors in acting hereunder.

          (ix) Monitoring.  The Special Servicer will be responsible for
               ----------

monitoring compliance with a repayment plan, modification agreement, agreement regarding payment of a deficiency or other agreement entered into pursuant to this Section 3.10 (b) regarding payments in respect of a Mortgage Loan, and sending appropriate reminder notices to the Mortgagor or other appropriate Person.

          (c)  Foreclosure.  If the Special Servicer reasonably determines
               -----------
that foreclosure is appropriate with respect to a Mortgage Loan (including if it determines that foreclosure is appropriate in conjunction with or as an alternative to collection efforts and default management services hereunder), the Special Servicer will (pursuant to the authority granted to the Special Servicer by the terms and provisions of Section 3.10 (a) above) retain an attorney and supervise the conduct of the foreclosure proceeding. If the Mortgaged Property is acquired in the foreclosure proceeding, the Special Servicer may acquire the Mortgaged Property in the name of the Owner or its designee (as specified by the Owner), and the Special Servicer shall commence providing property management and disposition services as provided in Section 3.10 (f). Notwithstanding, anything to the contrary contained herein, in connection with a foreclosure, in the event the Special Servicer has reasonable cause to believe that a Mortgaged Property is an Environmental Problem Property as described in Section 3.10 (g) hereof, the Special Servicer shall notify the Owner of the existence of the Environmental Problem Property, describe such problem, make a recommendation to the Owner regarding handling the Environmental Problem Property and carry out the recommendation unless otherwise directed by the Owner in writing within five (5) Business Days after the Owner's receipt of such notice. In no event will the Special Servicer be required to acquire record title to an Environmental Problem Property. If the Special Servicer elects to proceed with a foreclosure in accordance with the laws of the state where the Mortgaged Property is located, the Special Servicer shall not be required to pursue a deficiency judgment against the related Mortgagor or any other liable party if the laws of the state do not permit such a deficiency judgment after such foreclosure or if the Special Servicer determines, in accordance with Accepted Servicing Practices, that the likely recovery if a deficiency judgment is obtained will not be sufficient to warrant the cost, time, expense and/or exposure to the Owner of pursuing the deficiency judgment.

          (d)  Bankruptcy of Mortgagor.  If the Special Servicer has actual
               -----------------------
knowledge  that  a Mortgagor  is  the  subject  of  a  proceeding  under  the
Bankruptcy Code or any other similar law, has made an assignment for the benefit of creditors or has had a receiver or custodian appointed for its property, the Special Servicer will (pursuant to the authority granted to the Servicer by the terms and provisions of Section 3.10 (a) above) retain an attorney to pursue claims to payment on the Mortgage Loan and foreclosure on the Mortgaged Property. If the Mortgaged Property is acquired in an insolvency proceeding it shall be acquired in the name of the Owner or its designee.

          (e)  Decision Matrix.  The Special Servicer shall be authorized to
               ---------------
do or cause to be done any and all things in connection with the Transferred Mortgage Loans and related Mortgaged Properties in accordance with Accepted Servicing Practices and the terms and provisions of this Article III as limited by the matrix (the "Decision Matrix") attached hereto and made a part hereof for all purposes as Exhibit I.

          (f)  Property Management and Disposition Responsibilities.  With
               ----------------------------------------------------
respect to each Mortgaged Property that becomes an REO Property, the Special Servicer shall, in accordance with Accepted Servicing Practices, provide property management and disposition services with respect to such REO Property, including analysis of sale and leasing potential of such REO Property, leasing and collection of rents, property management (including maintenance and repairs to such REO Property to render it leasable or salable), Escrow Account administration for payment of Escrow Payments and property sales.

          (g)  Environmental Problems.  If the Servicer hereafter becomes
               ----------------------
aware that a Mortgaged Property is in violation of any environmental law, rule or regulation (an "Environmental Problem Property"), the Special Servicer will notify the Owner of the existence of the Environmental Problem Property. Additionally, the Special Servicer shall set forth in such notice a description of such problem, a recommendation to the Owner relating to the proposed action regarding the Environmental Problem Property and the Special Servicer shall carry out the recommendation set forth in such notice unless otherwise directed by the Owner in writing within five (5) Business Days after the Owner's receipt of such notice. If the Special Servicer has reason to believe that a Mortgaged Property is in violation of any environmental law, rule or regulation (e.g., the Special Servicer obtains a broker's price opinion which reveals the potential for such problem), the Special Servicer will not accept a deed-in-lieu of foreclosure upon any such Mortgaged Property without first obtaining a preliminary environmental investigation for the Mortgaged Property satisfactory to the Owner.

                                  ARTICLE IV

                              PAYMENTS TO OWNER

          Section 4.01.  Remittances.
                         -----------
          On each Remittance Date the Special Servicer shall remit by wire transfer of immediately available funds to the Owner all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04).

          With respect to any remittance received by the Owner after the second Business Day following the Business Day on which such payment was due, the Special Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Special Servicer on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Special Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Special Servicer. The Special Servicer shall have no advancing obligations with respect to principal and/or interest on the Transferred Mortgage Loans, other than with respect to a Reconstitution Agreement as described herein.

     Section 4.02.  Statements to Owner.
                    -------------------
          Not later than the Remittance Date, the Special Servicer shall furnish to the Owner a monthly remittance advice containing such information in the form of FNMA form 2010 and any other information mutually agreed upon by the Special Servicer and the Owner and any REO reports, foreclosure reports and any reports reasonably requested by the Owner) in hard copy and electronic medium mutually acceptable to the parties as to the accompanying remittance and the period ending on the preceding Determination Date.

          In addition, not more than 60 days after the end of each calendar year, commencing December 31, 1997, the Special Servicer shall furnish to the Owner at any time during such calendar year sufficient information for the Owner to file tax reports.

          Such obligation of the Special Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Special Servicer pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

          The Special Servicer shall prepare and file IRS forms 1098, 1099 and 1099A (and will provide all data and information necessary for the Owner to file forms 1041 and K-1) for all time periods that the Special Servicer actually services any Transferred Mortgage Loans during the term of this Agreement. In addition, the Special Servicer shall provide the Owner with such information concerning the Transferred Mortgage Loans as is necessary for the Owner to prepare its federal income tax return as the Owner may reasonably request from time to time.

                                  ARTICLE V

                         GENERAL SERVICING PROCEDURES

                                  [Omitted]


                                  ARTICLE VI

                         REPRESENTATIONS, WARRANTIES
                                AND AGREEMENTS


     Section 6.01.  Representations, Warranties and Agreements of the Special
                    ---------------------------------------------------------
Servicer.
--------

          The Special Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Owner as of each Transfer Date:

          (a)  Due Organization and Authority.  The Special Servicer is a
               ------------------------------
federal savings bank duly organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Special Servicer, and in any event the Special Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Special Servicer has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Special Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Special Servicer and all requisite action has been taken by the Special Servicer to make this Agreement valid and binding upon the Special Servicer in accordance with its terms;

          (b)  Ordinary Course of Business.  The consummation of the
               ---------------------------
transactions contemplated by this Agreement are in the ordinary course of business of the Special Servicer;

          (c)  No Conflicts.  Neither the execution and delivery of this
               ------------
Agreement, the acquisition of the servicing responsibilities by the Special Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Special Servicer's charter or by-laws or any legal restriction or any agreement or instrument to which the Special Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Special Servicer or its property is subject, or impair the ability of the Special Servicer to service the Mortgage Loans, or impair the value of the Mortgage Loans;

          (d)  Ability to Perform.  The Special Servicer does not believe,
               ------------------
nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Special Servicer is solvent and the transfer of servicing responsibilities to the Special Servicer hereunder is not undertaken to hinder, delay or defraud any of the Special Servicer's creditors;

          (e)  No Litigation Pending.  There is no action, suit, proceeding
               ---------------------
or investigation pending or threatened against the Special Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Special Servicer, or in any material impairment of the right or ability of the Special Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Special Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Special Servicer contemplated herein, or which would be likely to impair materially the ability of the Special Servicer to perform under the terms of this Agreement;

          (f)  No Consent Required.  No consent, approval, authorization or
               -------------------
order of any court or governmental agency or body is required for the execution, delivery and performance by the Special Servicer of or compliance by the Special Servicer with this Agreement, or if required, such approval has been obtained prior to each Transfer Date;

          (g)  Ability to Service.  The Servicer is an approved
               ------------------
seller/servicer of conventional residential mortgage loans for FNMA or FHLMC, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is in good standing to service mortgage loans for either FNMA or FHLMC, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with either FNMA or FHLMC eligibility requirements or which would require notification to any of FNMA or FHLMC;

          (h)  No Untrue Information.  No representation or warranty made by
               ---------------------
the Special Servicer pursuant to this Section 6.01 contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading; and

          (i)  No Commissions to Third Parties.  The Special Servicer has not
               -------------------------------
dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Owner.

          (j)  Insured Depository Institution Representations.  Special
               ----------------------------------------------
Servicer  is an "insured  depository institution" as that  term is defined in
Section 1813(c)(2) of Title 12 of the United States Code, as amended, and accordingly, Special Servicer makes the following additional representations and warranties:

               (i)   This  Agreement   between  Owner  and   Special  Servicer
     conforms to all applicable statutory and regulatory requirements; and

               (ii) This Agreement is (1) executed contemporaneously with the agreement reached by Owner and Special Servicer, (2) approved by a specific corporate or banking association resolution by the Special Servicer's board of directors, which approval shall be reflected in the minutes of said board, and (3) an official record of the Special Servicer. A copy of such resolution, certified by a vice president or higher officer of Special Servicer has been provided to Owner.

     Section 6.02.  Remedies for Breach of Representations and Warranties of
                    --------------------------------------------------------
the Special Servicer.
--------------------

          It is understood and agreed that the representations and warranties set forth in Section 6.01 shall survive the engagement of the Special Servicer to perform the servicing responsibilities under this Agreement and shall inure to the benefit of the Owner. Upon discovery by either the Special Servicer or the Owner of a Breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Special Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Owner (in the case of any of the foregoing, a "Breach"), the party discovering such Breach shall give prompt written notice to the other.

          Within 60 days of the earlier of either discovery by or notice to the Special Servicer of any Breach of a representation or warranty set forth in Section 6.01 which materially and adversely affects the ability of the Special Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Special Servicer shall use its Best Efforts promptly to cure such Breach in all material respects and, if such Breach cannot be cured, the Special Servicer shall, at the Owner's option, assign the Special Servicer's rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor standby servicer, subject to the approval of the Owner, which approval shall be in the Owner's sole discretion. Such assignment shall be made in accordance with Section 10.01.

          In addition, the Special Servicer shall indemnify the Owner and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a Breach of the Special Servicer representations and warranties contained in this Agreement. It is understood and agreed that the obligation of the Special Servicer to indemnify the Owner pursuant to this Section 6.02 constitutes the sole remedy of the Owner respecting a breach of the foregoing representations and warranties.

          Any cause of action against the Special Servicer relating to or arising out of the Breach of any representations and warranties made in
Section 6.01 shall accrue upon (i) discovery of such Breach by the Special Servicer or notice thereof by the Owner to the Special Servicer, (ii) failure by the Special Servicer to cure such Breach within the applicable cure period, and (iii) demand upon the Special Servicer by the Owner for compliance with this Agreement.

     Section 6.03.  Representations and Warranties of the Owner.
                    -------------------------------------------

          The Owner, as a condition to the consummation of the transactions contemplated hereby, makes the following representations and warranties to the Special Servicer as of each Transfer Date:

          (a)  Due Organization and Authority.  The Owner is a Delaware
               ------------------------------
corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all licenses necessary to carry on its business as now being conducted; the Owner has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Owner and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Owner; and all requisite corporate action has been taken by the Owner to make this Agreement valid and binding upon the Owner in accordance with its terms;

          (b)  Ordinary Course of Business.  The consummation of the
               ---------------------------
transactions contemplated by this Agreement are in the ordinary course of business of the Owner;

          (c)  No Conflicts.  Neither the execution and delivery of this
               ------------
Agreement, the conveyance of the servicing responsibilities to the Special Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a Breach of any of the terms, conditions or provisions of the Owner's charter or by-laws or any legal restriction or any agreement or instrument to which the Owner is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Owner or its property is subject, or impair the value of the servicing contract consummated hereby;

          (d)  Ability to Perform.  The Owner does not believe, nor does it
               ------------------
have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

          (e)  No Litigation Pending.  There is no action, suit, proceeding
               ---------------------
or investigation pending or threatened against the Owner which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Owner, or in any material impairment of the right or ability of the Owner to carry on its business substantially as now conducted, or in any material liability on the part of the Owner, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Owner contemplated herein, or which would be likely to impair materially the ability of the Owner to perform under the terms of this Agreement;

          (f)  No Consent Required.  No consent, approval, authorization or
               -------------------
order of any court or governmental agency or body is required for the execution, delivery and performance by the Owner of or compliance by the Owner with this Agreement, or if required, such approval has been obtained prior to each Transfer Date;

          (g)  Ownership.  The Owner is the sole owner and holder of the
               ---------
Mortgage Loans;

          (h)  No Untrue Information.  No representation or warranty made by
               ---------------------
the Owner pursuant to this Section 6.03 contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading; and

          (i)  No Commissions to Third Parties.  The Owner has not dealt with
               -------------------------------
any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Special Servicer.

     Section 6.04.  Remedies for Breach of Representations and Warranties of
                    --------------------------------------------------------
the Owner.
---------

          It is understood and agreed that the representations and warranties set forth in Section 6.03 shall survive the engagement of the Special Servicer to perform the standby servicing responsibilities as of any Transfer Date and the delivery of Servicing Files to the Special Servicer and shall inure to the benefit of the Special Servicer. Upon discovery by either the Special Servicer or the Owner of a Breach of any of the foregoing representations and warranties which materially and adversely affects the value of the servicing contract established herein or the interest of the Special Servicer, the party discovering such Breach shall give prompt written notice to the other.

          Within 60 days of the earlier of either discovery by or notice to the Owner of any Breach of a representation or warranty set forth in Section
6.03 which materially and adversely affects the value of the servicing contract, the Owner shall use its Best Efforts promptly to cure such Breach in all material respects.

          The Owner shall indemnify the Special Servicer and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a Breach of the Owner representations and warranties contained in this Agreement. It is understood and agreed that the obligation of the Owner to indemnify the Special Servicer pursuant to this
Section 6.04 constitutes the sole remedy of the Special Servicer respecting a Breach of the foregoing representation and warranties.

          Any cause of action against the Owner relating to or arising out of the Breach of any representations and warranties made in Section 6.03 shall accrue upon (i) discovery of such Breach by the Owner or notice thereof by the Special Servicer to the Owner, (ii) failure by the Owner to cure such Breach within the applicable cure period, and (iii) demand upon the Owner by the Special Servicer for compliance with this Agreement.


                                 ARTICLE VII

                  WHOLE LOAN TRANSFER; PASS-THROUGH TRANSFER

     Section 7.01.  Removal of Mortgage Loans from Inclusion Under this
                    ---------------------------------------------------
                    Agreement Upon a Pass-Through Transfer or a Whole
                    -------------------------------------------------
                    Loan Transfer on One or More Reconstitution Dates.
                    -------------------------------------------------

          The Owner and the Special Servicer agree that with respect to some or all of the Mortgage Loans, from time to time the Owner shall effect a Whole Loan Transfer and/or a Pass-Through Transfer, retaining the Special Servicer as the standby servicer thereof. On the related Reconstitution Date, the Mortgage Loans transferred shall continue to be covered by this Agreement.

          The Special Servicer shall cooperate with the Owner in connection with any Pass-Through Transfer or Whole Loan Transfer contemplated by the Owner pursuant to this Section 7.01. In that connection, the Special Servicer shall (a) execute any Reconstitution Agreement within a reasonable period of time after receipt of any Reconstitution Agreement which time shall be sufficient for the Special Servicer and Special Servicer's counsel to review such Reconstitution Agreement, but such time shall not exceed ten (10) Business Days after such receipt, and (b) provide to the trustee, subject to any Reconstitution Agreement and/or the Owner: (i) any and all information and appropriate verification of information which may be reasonably available to the Special Servicer, whether through letters of its auditors and counsel or otherwise, as the Owner shall reasonably request and at the Owner's expense; and (ii) such additional representations, warranties, covenants, opinions of counsel (at the Owner's expense), letters from auditors (at the Owner's expense), and certificates of public officials or officers of the Special Servicer as are reasonably believed necessary by the trustee, any master servicer, any rating agency or the Owner, as the case may be, in connection with such transactions. The Owner shall be responsible for reasonable and documented out-of-pocket costs of the Special Servicer in connection with the review of any Reconstitution Agreement by the Special Servicer.

          In the event that the Special Servicer enters into any Reconstitution Agreement in accordance with the provisions of this Section, the servicing of the applicable Mortgage Loans subject thereto shall be governed by the servicing provisions set forth therein. Such servicing provisions shall be substantially similar to the servicing provisions set forth herein or may provide for the Special Servicer (i) to service in accordance with FNMA, FHLMC or REMIC servicing, (ii) to service on a "scheduled/scheduled" basis and advance principal and interest payments through liquidation of each Mortgage Loan or until any such advances are deemed nonrecoverable, (iii) to pay up to 30 days' compensating interest on any prepayments of principal and interest (up to the amount of its monthly servicing fee) and (iv) to otherwise comply with any applicable REMIC or rating agency servicing requirements.

          In the event the Owner has elected to have an entity other than the Owner hold record title to the Mortgages, prior to a Reconstitution Date the Owner or its designee shall prepare an Assignment of Mortgage in blank from the Owner, acceptable to the trustee, for each Mortgage Loan that is part of a Whole Loan Transfer or Pass-Through Transfer and shall pay all preparation and recording costs associated therewith. At the expense of the Owner, the Special Servicer shall execute each Assignment of Mortgage, track such Assignments of Mortgage to ensure they have been recorded and deliver them as required by the trustee upon the Special Servicer's receipt thereof.
Additionally, the Special Servicer shall prepare and execute, at the direction of the Owner, any note endorsements in connection with any and all Reconstitution Agreements.

          All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer or Pass-Through Transfer and any and all Mortgage Loans repurchased by the Owner pursuant to Section 7.02 below with respect to a Whole Loan Transfer or Pass-Through Transfer shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

     Section 7.02.  Additional Indemnification by  the Special  Servicer;
                    -----------------------------------------------------
                    Third Party Claims.
                    ------------------

          The Special Servicer shall indemnify the Owner and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Owner may sustain in any way related to the failure of the Special Servicer to perform its duties and service the Transferred Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section
7.01. The Special Servicer shall immediately notify the Owner if a claim is made by a third party with respect to this Agreement or any Reconstitution Agreement or the Transferred Mortgage Loans, shall promptly notify the trustee or other relevant third party with respect to any claim made by a third party with respect to any Reconstitution Agreement, assume (with the prior written consent of the Owner) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Owner in respect of such claim and follow any written instructions received from the Owner in connection with such claim. The Owner promptly shall reimburse the Special Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Special Servicer's indemnification pursuant to Section 6.02, or the failure of the Special Servicer to service and administer the Transferred Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement. In the event a dispute arises between the Special Servicer and the Owner with respect to any of the rights and obligations of the parties pursuant to this Agreement, and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all reasonable attorney's fees and other reasonable costs and expenses related to the adjudication of said dispute.

                                 ARTICLE VIII

                             THE STANDBY SERVICER

     Section 8.01.  Merger or Consolidation of the Special Servicer.
                    -----------------------------------------------

          The Special Servicer shall keep in full effect its existence, rights and franchises as a federal savings bank, and shall obtain and preserve its qualification to do business (or any exemption therefrom) in each jurisdiction in which such qualification (or exemption) is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

          Any Person into which the Special Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Special Servicer shall be a party, or any Person succeeding to the business of the Special Servicer, shall be the successor of the Special Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $25,000,000, and (ii) which is a FNMA- and FHLMC-approved Servicer in good standing.

          Section 8.02.  Limitation on Liability of the Special Servicer and
                         ---------------------------------------------------
Others.
------

          Neither the Special Servicer nor any of the directors, officers, employees or agents of the Special Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Special Servicer or any such person against any Breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Special Servicer and any director, officer, employee or agent of the Special Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Special Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to standby service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Special Servicer may, with the consent of the Owner, undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto. In such event, the Special Servicer shall be entitled to reimbursement from the Owner for the reasonable legal expenses and costs of such action. Notwithstanding the foregoing, in no event shall the Special Servicer be liable to the Owner for indirect, consequential, punitive or loss-of-profit damages; provided, however, the Special Servicer shall indemnify the Owner for any losses with respect to punitive damages caused by the Special Servicer and incurred by the Owner from a final and non-appealable judgment from a court of competent jurisdiction in favor of a third party, provided that the Special Servicer has been provided with an opportunity to defend and control the litigation and that the Owner has not agreed to any settlement without the Special Servicer's prior written consent which consent shall not be unreasonably withheld. This Section 8.02 shall survive any termination of this Agreement.

     Section 8.03.  Limitation on Resignation and Assignment by the Special
                    -------------------------------------------------------
Servicer.
--------

          The Owner has entered into this Agreement with the Special Servicer and subsequent transferees of the Owner will purchase the Mortgage Loans in reliance upon the independent status of the Special Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Special Servicer shall not assign this Agreement or the servicing responsibilities hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a Subservicer) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Owner, which consent shall be granted or withheld in the sole discretion of the Owner.

          Except in connection with any termination permitted to be exercised by the Special Servicer in accordance with Section 9.02, the Special Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Special Servicer and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Special Servicer. Any such determination permitting the resignation of the Special Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of Counsel shall be in form and substance acceptable to the Owner. No such resignation shall become effective until a successor shall have assumed the Special Servicer's responsibilities and obligations hereunder in the manner provided in Section 10.01.

          Without in any way limiting the generality of this Section 8.03, in the event that the Special Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof (to other than a Subservicer) or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Owner, then the Owner shall have the right to terminate this Agreement upon notice given as set forth in Section 9.01, without any payment of any penalty or damages and without any liability whatsoever to the Special Servicer or any third party.

                                  ARTICLE IX

                                 TERMINATION

     Section 9.01.  Termination for Cause.
                    ---------------------

          (a) This Agreement shall be terminable at the sole option of the Owner, if any of the following events of default exist on the part of the Special Servicer:

               (i) any failure by the Special Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of five Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Special Servicer by the Owner; or

               (ii) failure by the Special Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Special Servicer set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Special Servicer by the Owner; or

               (iii) to the extent that the Special Servicer is required to maintain a license, failure by the Special Servicer to maintain its license to do business or service residential mortgage loans in any jurisdiction where the Mortgaged Properties are located; or

               (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Special Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (v) the Special Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Special Servicer or of or relating to all or substantially all of its property; or

               (vi)   the Special Servicer shall admit in writing its inability
     to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization
     statute,  make  an  assignment   for  the  benefit  of  its   creditors,
     voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

               (vii) the Special Servicer fails to maintain a minimum net worth of $25,000,000; or

               (viii) the Special Servicer, if it is an Insured Depository Institution, shall become the subject of a cease and desist order of the Appropriate Federal Banking Agency or interest into a memorandum of understanding, consent agreement or any similar agreement with the Appropriate Federal Banking Agency, any of which, would have or is purportedly the result of, any condition which would have a material adverse effect on the Mortgage Loans, the Special Servicer, or the Special Servicer's ability to service the Mortgage Loans as provided hereunder; or

               (ix) the Special Servicer shall fail to maintain its status as Well Capitalized; or

               (x) the Special Servicer attempts, without the consent of the Owner, to assign the standby servicing of the Mortgage Loans or the servicing of the Transferred Mortgage Loans or its right to servicing compensation hereunder or the Special Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof.

          In each and every such case, so long as an event of default shall not have been remedied, in addition to whatever rights the Owner may have at law or equity to damages, including injunctive relief and specific performance, the Owner, by notice in writing to the Special Servicer, may terminate all the rights and obligations of the Special Servicer under this Agreement and in and to the servicing contract established hereby and the proceeds thereof.

          Upon receipt by the Special Servicer of such written notice, all authority and power of the Special Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor servicer appointed by the Owner. Upon written request from the Owner, the Special Servicer shall prepare, execute and deliver to the successor entity designated by the Owner any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Transferred Mortgage Loans and related documents, at the Special Servicer's sole expense. The Special Servicer shall cooperate with the Owner and such successor in effecting the termination of the Special Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Special Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Transferred Mortgage Loans.

          By a written notice, the Owner may waive any default by the Special Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

     Section 9.02.  Termination Without Cause.
                    -------------------------
          This Agreement shall terminate upon the earlier of: (a) the distribution of the final payment or liquidation proceeds on the last
Mortgage Loan to the Owner (or advances by the Primary Servicer or Special Servicer for the same), (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder or (c) any mutual or unilateral termination as hereinafter provided. In no event shall this Agreement terminate pursuant to this Section within six months of the date of this Agreement. Any termination pursuant to this Section 9.02 subsequent to such six month period but prior to six years from the date of this Agreement is subject to rating agency approval (with respect to Transferred Mortgage Loans subject to a Reconstitution Agreement) and a termination fee per Transferred Mortgage Loan and/or REO Property in an amount as the Special Servicer and the Owner shall mutually agree upon at the time of termination of this Agreement. On or after six years from the date of this Agreement but prior to ten years from the date of this Agreement, this Agreement may be terminated upon mutual consent of the Owner and the Special Servicer in writing. On or after ten years from the date of this Agreement, this Agreement may be terminated pursuant to sixty days notice by either party to the other.

          Any such notice of termination shall be in writing and delivered to the Special Servicer by registered mail to the address set forth at the beginning of this Agreement. The Owner and the Special Servicer shall comply with the termination procedures set forth in Sections 9.01 and 10.01 hereof.


                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS

     Section 10.01.  Successor to the Special Servicer.
                     ---------------------------------
          Simultaneously with the termination of the Special Servicer's responsibilities and duties under this Agreement pursuant to Sections 6.02, 8.03, 9.01 or 9.02, the Owner shall (i) succeed to and assume all of the Special Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 8.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Special Servicer under this Agreement simultaneously with the termination of the Special Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree, provided, however, that no such compensation shall be in excess of that permitted the Special Servicer under this Agreement without the consent of the Owner. In the event that the Special Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Special Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Special Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 10.01 and shall in no event relieve the Special Servicer of the representations and warranties made pursuant to Sections 6.01 and the remedies available to the Owner under
Section 6.02 and 7.02, it being understood and agreed that the provisions of such Sections 6.01, 6.02 and 7.02 shall be applicable to the Special Servicer notwithstanding any such resignation or termination of the Special Servicer, or the termination of this Agreement.

          Within 30 days of the appointment of a successor entity by the Owner, the Special Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement of the Mortgage Notes and related documents, and the preparation and recordation of Assignments of Mortgage, with respect to Transferred Mortgage Loans, at the discretion of the Owner and, at the Owner's sole expense. The Special Servicer shall cooperate with the Owner and such successor in effecting the termination of the Special Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor standby servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Special Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Transferred Mortgage Loans.

          Any  successor  appointed   as  provided   herein  shall   execute,
acknowledge and deliver to the Special Servicer and to the Owner an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 6.01, whereupon
such  successor shall become fully  vested  with   all  the  rights,
powers,   duties,  responsibilities, obligations and  liabilities of the
Special Servicer,  with like effect as if originally  named  as  a  party
to  this  Agreement.    Any  termination  or resignation of the Special
Servicer or termination of this Agreement pursuant to  Sections 6.02, 8.03,
9.01 or 9.02 shall not affect any claims that the Owner may have against the Special Servicer arising out of the Special Servicer's actions or failure to act prior to any such termination or resignation.

          The Special Servicer shall deliver promptly to the successor standby servicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan documents and related documents and statements held by it hereunder and the Special Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Special Servicer.

          Upon a successor's acceptance of appointment as such, the Special Servicer shall notify by mail the Owner of such appointment in accordance with the procedures set forth in Section 10.06.

     Section 10.02.  Closing.
                     -------
          The closing for the engagement of the Special Servicer to perform the standby servicing responsibilities respecting Mortgage Loans shall take place on the Closing Date. At the Owner's option, the closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person, at such place as the parties shall agree.

          Each closing shall be subject to each of the following conditions:

          a) all of the representations and warranties of the Special Servicer and the Owner under this Agreement shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

          b) the Owner and Special Servicer each shall have received, or the Owner's attorneys shall have received in escrow, all Closing Documents as specified in Section 10.03 hereof and the Closing Documents specified in (b), (c), (f) and (i) of
               Section 10.03 hereof, in such forms as are agreed upon and acceptable to the Special Servicer and the Owner, duly executed by all signatories other than the Owner as required pursuant to the respective terms thereof; and

          c) all other terms and conditions of this Agreement shall have been complied with and no default or Event of Default under this Agreement shall have occurred and be continuing for a period of 30 days or more prior to the Closing Date.

     Section 10.03.  Closing Documents.
                     -----------------

          The Closing Documents shall consist of fully executed originals of the following documents:

          d)   this Agreement;

          e) the Mortgage Loan Schedule, with one copy to be attached to each counterpart of this Agreement as Exhibit A,;

          f) with respect to each Transfer Date, a Notice of Transfer in the form of Exhibit B hereto;

          g) a Custodial Account Letter Agreement in the form of Exhibit C hereto;

          h) an Escrow Account Letter Agreement in the form of Exhibit D hereto;

          i) an Officer's Certificate of the Special Servicer, in the form of Exhibit E-1 hereto, including all attachments thereto, and with respect to subsequent Transfer Dates, an Officer's Certificate in the form of Exhibit E-2 hereto, including all attachments thereto;

          j) an Opinion of Counsel of the Special Servicer in the form of Exhibit G hereto;

          k) an Assignment of the applicable Custodial Agreement in the form of Exhibit F-3 hereto; and

          l) with respect to Additional Mortgage Loan Transfer Dates (i) a Mortgage Loan Schedule reflecting the Additional Mortgage Loans to be serviced by the Special Servicer and a cumulative Mortgage Loan Schedule, reflecting all Mortgage Loans being serviced by the Special Servicer from the Closing Date up to, and including the related Subsequent Transfer Date and (ii) an Acknowledgment Agreement in the form of Exhibit H hereto.

     Section 10.04.  Costs.
                     -----

          The Owner shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys. Costs and expenses incurred in connection with the transfer of the servicing responsibilities, including fees for delivering Servicing Files, costs associated with notifications sent by the Primary Servicer to notify Mortgagors of a transfer and powers of attorney, shall be paid by the Owner or the Primary Servicer, as applicable. The Owner or Primary Servicer, as applicable, shall pay the costs associated with the preparation, delivery and recording of Assignments of Mortgages required on each Reconstitution Date and any customary reasonable out-of-pocket costs of the Special Servicer to review Reconstitution Agreements, and any other reasonable fees, costs and expenses of the Special Servicer incurred in connection with any Pass-Through Transfer, Whole Loan Transfer or Reconstitution Agreement including, without limitation, any reasonable fees, costs and expenses of the Special Servicer's accountants for any comfort letters or audits required by the Owner, any underwriter, any rating agency and/or any certificate insurer and any reasonable fees, costs and expenses of the Special Servicer's attorneys for any such review of any such
Reconstitution Agreement or the rendering of any opinion in connection therewith. All other costs and expenses associated with this Agreement shall be borne by the applicable party as set forth in this Agreement.

     Section 10.05.  Protection of Confidential Information.
                     --------------------------------------
          The Special Servicer shall keep confidential and shall not divulge to any party, without the Owner's prior written consent, any Transferred Mortgage Loan Servicing Fee paid by the Owner for the servicing of the Mortgage Loans, any other economic arrangements between the Owner and the Special Servicer set forth in this Agreement and any information pertaining to the Mortgage Loans or any borrower thereunder, except to the extent that it is appropriate for the Special Servicer to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies.

     Section 10.06.  Notices.
                     -------
          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by overnight courier, addressed as follows (or such other address as may hereafter be furnished to the other party by like notice):

          (i)  if to the Owner:

               Lehman Capital, A Division of
               Lehman Brothers Holdings Inc.
               3 World Financial Center
               200 Vesey Street, 12th Floor
               New York, New York  10285-1200

          Attention: Manager Contract Finance

          (ii) if to the Special Servicer:

               Ocwen Federal Bank FSB
               The Forum, Suite 1002
               1675 Palm Beach Lakes Blvd.
               West Palm Beach, Florida  33401
               Attention: Secretary

          Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

     Section 10.07.  Severability Clause.
                     -------------------

          Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

          Section 10.08.  No Personal Solicitation.   From and after each
                          ------------------------
related Transfer Date, the Special Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Special Servicer's behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan for any purpose whatsoever, including to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Owner. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Owner pursuant hereto on the related Transfer Date and the Special Servicer shall take no action to undermine these rights and benefits. A response to an inquiry from a Mortgagor regarding refinancing shall not be considered a personal solicitation under this Section 10.08. General solicitation by the Special Servicer or an affiliate of the Special Servicer of such affiliate's or Special Servicer's customer base, shall not constitute a breach of this Section 10.08. Notwithstanding the foregoing, it is understood and agreed that offers to refinance a Mortgage Loan made within 30 days following receipt by the Special Servicer of a pay-off request from the Mortgagor and promotions undertaken by the Special Servicer or any affiliate of the Special Servicer which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 10.08.

     Section 10.09.  Counterparts.
                     ------------

          This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

     Section 10.10.  Place of Delivery and Governing Law.
                     -----------------------------------

          THIS AGREEMENT SHALL BE DEEMED IN EFFECT WHEN A FULLY EXECUTED COUNTERPART THEREOF IS RECEIVED BY THE OWNER IN THE STATE OF NEW YORK AND SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK. THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE
DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

     Section 10.11.  Further Agreements.
                     ------------------

          The Owner and the Special Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

     Section 10.12.  Intention of the Parties.
                     ------------------------

          It is the intention of the parties that the Owner is conveying, and the Special Servicer is receiving only a contract for servicing the Mortgage Loans. Accordingly, the parties hereby acknowledge that the Owner remains the sole and absolute owner of the Mortgage Loans and all rights related thereto.

     Section 10.13.  Successors and Assigns; Assignment of Servicing
                     -----------------------------------------------
Agreement.
---------

          This Agreement shall bind and inure to the benefit of and be enforceable by the Special Servicer and the Owner and the respective successors and assigns of the Special Servicer and the Owner. This Agreement shall not be assigned, pledged or hypothecated by the Special Servicer to a third party without the prior written consent of the Owner, which consent shall be given or withheld at the sole discretion of the Owner.

     Section 10.14.  Waivers.
                     -------

          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     Section 10.15.  Exhibits.
                     --------

          The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

     Section 10.16.  General Interpretive Principles.
                     -------------------------------

          For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b)  accounting  terms   not  otherwise  defined  herein  have  the
meanings assigned to them in accordance with generally accepted accounting principles;

          (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

          (d)  a  reference to  a Subsection without  further reference  to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

          (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (f) the term "include" or "including" shall mean by reason of enumeration.

     Section 10.17.  Reproduction of Documents.
                     -------------------------

          This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          IN WITNESS WHEREOF, the Special Servicer and the Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                       LEHMAN CAPITAL, A DIVISION OF
                                       LEHMAN BROTHERS HOLDINGS INC.
                                                (Owner)



                                        By:
                                             -------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------



                                       OCWEN FEDERAL BANK FSB
                                           (Special Servicer)


                                        By:
                                             -------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------